                                                                    EXHIBIT 10.5
                               FIRST AMENDMENT TO
                  SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT


         This First Amendment (the "Amendment") to Supplemental Executive Retirement Agreement (the "Agreement") is made and entered into at Englewood in Colorado on the 26th day of October, 1995, by and between PRESIDIO OIL COMPANY (the "Company") and GEORGE P. GIARD, JR. (the "Executive").

         WHEREAS, the Board of Directors of the Company has authorized the Company to negotiate an Asset Acquisition (as defined below) or a Recapitalization (as defined below) of the Company with certain of the holders of its securities which may result in a Change of Control (as defined below); and

         WHEREAS, the Board of Directors of the Company has determined that, pending the consummation of any such transactions, it is imperative that the Company be able to rely upon the Executive to continue in the Executive's position and that the Company be able to receive and rely upon the Executive's advice, if requested, as to the best interest of the Company, and its shareholders without concern that the Executive might be distracted by the personal uncertainties and risk created by the proposed transactions.

         NOW, THEREFORE, to assure the Company that it will have the continued dedication of the Executive and the availability of the Executive's advice and counsel notwithstanding the anticipated consummation of the foregoing transactions and to induce the Executive to remain in the employ of the Company, and for other good and valuable consideration, the Company and the Executive agree as follows:

         1. Section 2.5 of the Agreement is deleted in its entirety and replaced by the following:

                 "2.5     TERMINATION PRIOR TO RETIREMENT.


                          (a)     Upon the Executive's Termination of
                 employment with the Company (other than Termination for Cause or a Termination specified in paragraph (b) below) prior to Normal Retirement or Early Retirement and when the Executive is Vested, he will receive benefits in accordance with Sections 2.1, 2.3 and 2.4 of this Agreement (using his Retirement Percentage and Final Average Earnings as of the date of Termination of employment), commencing on the last day of the calendar month following the month in which the Executive attains age 65.

                          (b)     Upon the Executive's Termination of
                 employment with the

                 Company (other than a Termination for Cause) (i) prior to Normal Retirement or Early Retirement, (ii) when the Executive is Vested and (iii) within two (2) years following the Recapitalization, an Asset Acquisition or a Change in Control (or, if prior to the Recapitalization, an Asset Acquisition or a Change in Control, the Executive's Termination of employment is reasonably demonstrated by the Executive to be at the request of a third party who has taken steps reasonably calculated to effect the Recapitalization, an Asset Acquisition or a Change of Control or otherwise arose in connection with or anticipation of the Recapitalization, an Asset Acquisition or a Change in Control), he will have the option by delivery of written notice to the Company no later than three (3) days following his Termination of employment to receive benefits as set forth in paragraph (a) above or in a lump sum payment payable not later than five (5) days following his Termination of employment in an amount equal to the Present Value of the benefits he is otherwise entitled to receive in accordance with paragraph (a) above."

         2. Article VI of the Agreement is amended by adding the following definitions thereto:

                 An "Asset Acquisition" shall be deemed to have occurred if any Person, a group or groups of related or unrelated Persons acquires more than fifty-one percent (51%) in value of the oil and gas properties of the Company pursuant to one or more transactions with the Company during the term of this Agreement.

                 "Beneficial Owner" shall have the meaning set forth in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as in effect on May 1, 1995.

                 A "Change in Control" shall be deemed to have occurred if (i) any Person is or becomes the Beneficial Owner of securities of the Company representing thirty percent (30%) or more of the Voting Power, (ii) there shall occur a change in the composition of a majority of the Board within any period of four (4) consecutive years which change shall not have been approved by a majority of the Board as constituted immediately prior to such change in composition, (iii) at any meeting of the shareholders of the Company called for the purpose of electing directors, more than one of the persons nominated by the Board for election as directors shall fail to be elected, or (iv) the consummation of a merger, consolidation, sale of substantially all assets or other reorganization of the Company, other than a reincorporation, in which the Company does not survive.

                 "Person" shall have the meaning set forth in Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934, as in effect on May 1, 1995.

                 "Present Value" shall be calculated by utilizing a discount factor equal to the prime rate published by The Chase Manhattan Bank, N.A. as of the date of Termination of employment.

                 The "Recapitalization" shall be deemed to have occurred if the capital structure of the Company is changed in respect of the holders of its debt securities which may involve a Change of Control.

                 "Voting Power" shall mean the voting power of the outstanding securities of the Company having the right under ordinary circumstances to vote at an election of the Board.

         3. Except as expressly amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

         IN WITNESS WHEREOF, the Company and the Executive have executed this Amendment on the date first written above.

                                        PRESIDIO OIL COMPANY





                                        By: /s/ Judson Williams
                                            -------------------------------
                                            Judson Williams, Treasurer

                                        EXECUTIVE





                                        By: /s/ George P. Giard, Jr.
                                            ------------------------------
                                            George P. Giard, Jr.

                               FIRST AMENDMENT TO
                  SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT


         This First Amendment (the "Amendment") to Supplemental Executive Retirement Agreement (the "Agreement") is made and entered into at Englewood in Colorado on the 26th day of October, 1995, by and between PRESIDIO OIL COMPANY (the "Company") and ROBERT L. SMITH (the "Executive").

        WHEREAS, the Board of Directors of the Company has authorized the Company to negotiate an Asset Acquisition (as defined below) or a Recapitalization (as defined below) of the Company with certain of the holders of its securities which may result in a Change of Control (as defined below); and

         WHEREAS, the Board of Directors of the Company has determined that, pending the consummation of any such transactions, it is imperative that the Company be able to rely upon the Executive to continue in the Executive's position and that the Company be able to receive and rely upon the Executive's advice, if requested, as to the best interest of the Company, and its shareholders without concern that the Executive might be distracted by the personal uncertainties and risk created by the proposed transactions.

         NOW, THEREFORE, to assure the Company that it will have the continued dedication of the Executive and the availability of the Executive's advice and counsel notwithstanding the anticipated consummation of the foregoing transactions and to induce the Executive to remain in the employ of the Company, and for other good and valuable consideration, the Company and the Executive agree as follows:

         1. Section 2.5 of the Agreement is deleted in its entirety and replaced by the following:

                 "2.5     TERMINATION PRIOR TO RETIREMENT.


                          (a)     Upon the Executive's Termination of
                 employment with the Company (other than Termination for Cause or a Termination specified in paragraph (b) below) prior to Normal Retirement or Early Retirement and when the Executive is Vested, he will receive benefits in accordance with Sections 2.1, 2.3 and 2.4 of this Agreement (using his Retirement Percentage and Final Average Earnings as of the date of Termination of employment), commencing on the last day of the calendar month following the month in which the Executive attains age 65.

                          (b)     Upon the Executive's Termination of
                  employment with the

                 Company (other than a Termination for Cause) (i) prior to Normal Retirement or Early Retirement, (ii) when the Executive is Vested and (iii) within two (2) years following the Recapitalization, an Asset Acquisition or a Change in Control (or, if prior to the Recapitalization, an Asset Acquisition or a Change in Control, the Executive's Termination of employment is reasonably demonstrated by the Executive to be at the request of a third party who has taken steps reasonably calculated to effect the Recapitalization, an Asset Acquisition or a Change of Control or otherwise arose in connection with or anticipation of the Recapitalization, an Asset Acquisition or a Change in Control), he will have the option by delivery of written notice to the Company no later than three (3) days following his Termination of employment to receive benefits as set forth in paragraph (a) above or in a lump sum payment payable not later than five (5) days following his Termination of employment in an amount equal to the Present Value of the benefits he is otherwise entitled to receive in accordance with paragraph (a) above."

         2. Article VI of the Agreement is amended by adding the following definitions thereto:

                 An "Asset Acquisition" shall be deemed to have occurred if any Person, a group or groups of related or unrelated Persons acquires more than fifty-one percent (51%) in value of the oil and gas properties of the Company pursuant to one or more transactions with the Company during the term of this Agreement.

                 "Beneficial Owner" shall have the meaning set forth in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as in effect on May 1, 1995.

                 A "Change in Control" shall be deemed to have occurred if (i) any Person is or becomes the Beneficial Owner of securities of the Company representing thirty percent (30%) or more of the Voting Power, (ii) there shall occur a change in the composition of a majority of the Board within any period of four (4) consecutive years which change shall not have been approved by a majority of the Board as constituted immediately prior to such change in composition, (iii) at any meeting of the shareholders of the Company called for the purpose of electing directors, more than one of the persons nominated by the Board for election as directors shall fail to be elected, or (iv) the consummation of a merger, consolidation, sale of substantially all assets or other reorganization of the Company, other than a reincorporation, in which the Company does not survive.

                 "Person" shall have the meaning set forth in Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934, as in effect on May 1, 1995.

                 "Present Value" shall be calculated by utilizing a discount factor equal to the prime rate published by The Chase Manhattan Bank, N.A. as of the date of Termination of employment.

                 The "Recapitalization" shall be deemed to have occurred if the capital structure of the Company is changed in respect of the holders of its debt securities which may involve a Change of Control.

                 "Voting Power" shall mean the voting power of the outstanding securities of the Company having the right under ordinary circumstances to vote at an election of the Board.

         3. Except as expressly amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

         IN WITNESS WHEREOF, the Company and the Executive have executed this Amendment on the date first written above.

                                        PRESIDIO OIL COMPANY





                                        By: /s/ Judson Williams
                                            ----------------------------------
                                            Judson Williams, Treasurer

                                        EXECUTIVE





                                        By: /s/ Robert L. Smith
                                            ----------------------------------
                                            Robert L. Smith





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